Exhibit 99.2

Third Quarter 2022 Results Earnings Release Presentation October 19, 2022

Third Quarter 2022 | PACW | p. 2 Key Third Quarter Takeaways » Regulatory capital ratios increased with CET1 increasing from 8.24% at 2Q22 to 8.55% » Total deposits grew $228 million; Venture Banking deposits stabilized and grew $129 million to $12.2 billion » Credit quality remains strong; nonperforming assets of 34bps, provision of $3.0 million and ACL ratio of 1.03% » Net loan growth of $1.2 billion, broad based across business lines » Net interest income (TE) of $338.6 million in 3Q22 vs. $327.8 million in 2Q22; up 3.3%

Third Quarter 2022 | PACW | p. 3 $ in thousands except per share amounts 3Q22 2Q22 Key Drivers Interest Income 410,044$ 350,518$ Higher average balances of loans/leases and higher rates Interest Expense 74,863 26,593 Higher market rates and higher average balances on wholesale deposits Net Interest Income 335,181 323,925 Provision for Credit Losses 3,000 11,500 Slower loan growth and lower COVID qualitative reserves offset by less favorable economic forecast Noninterest Income 38,619 34,346 Legal settlement gain Noninterest Expense 195,618 183,645 Higher professional expenses, compensation expense, FDIC assessments and legal settlement accrual Earnings before income taxes 175,182 163,126 Income Taxes 43,566 40,766 Effective tax rate of 24.9% vs. 25.0% Net earnings 131,616 122,360 Preferred stock dividends 9,392 - $513 million preferred stock issuance in June 2022 Net earnings avail. to common stockholders 122,224$ 122,360$ EPS 1.02$ 1.02$ Condensed Quarterly Income Statements

Regulatory Capital Ratios



Tangible BV and Capital Ratios(1)
$22.57
$21.31
$18.42
$16.93
$16.11
14.36%
12.69%
12.27%
13.12%
13.43%
10.65%
9.32%
9.07%
10.15%
10.46%
10.15%
8.86%
8.64%
8.24%
8.55%
3Q21
4Q21
1Q22
2Q22
3Q22
Tangible BV per Share
CET1 Capital
Tier 1 Capital
Total Capital

Capital Levels



CET1 Capital
4.50%
7.00%
8.55%
Tier 1 capital
6.00%
8.50%
10.46%
Total Capital
8.00%
10.50%
13.43%
Capital in Excess of Conservation Buffer
$513mm
$647mm
$967mm
Minimum
Capital Conservation Buffer
PACW

(1) See "Non-GAAP Measurements" slides starting on page 29.

Capital Change Drivers

- 3Q22 increase due to earnings and credit-linked notes transaction partially offset by increase in risk-weighted assets of $47 million
- 2Q22 increase due to $513mm preferred stock issued partially offset by increase in risk-weighted assets of $2.7 billion due primarily to growth in loans and unfunded commitments
- 1Q22 decrease due to increase in risk-weighted assets of $1.8bn due primarily to growth in loans and unfunded commitments
- 4Q21 decrease due to increase in goodwill from HOA acquisition and deployment of approximately $3.8bn in excess cash into higher risk-weighted assets
- 3Q22 dividend of $0.25 per share, consistent since May 2020
- CET1 target of 10% by end of 2023
- Tangible book value per share would be $21.74, $20.76, $21.57, $22.29 and $23.16 without the impact of AOCI for securities

PacWest Bancorp

Third Quarter 2022 | PACW | p. 4

Third Quarter 2022 | PACW | p. 5 $275.8mm $300.4mm $308.7mm $323.9mm $335.2mm 3.33% 3.24% 3.43% 3.56% 3.57% 2.92% 2.88% 2.90% 3.19% 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income and NIM (TE) NII PACW Reported TE NIM KRX Median NIM 1.55% 1.34% 1.22% 1.23% 1.28% 21.03% 22.06% 20.93% 24.42% 24.11% 3Q21 4Q21 1Q22 2Q22 3Q22 3Q21 4Q21 1Q22 2Q22 3Q22 ROAA ROATCE (2) Profitability Highlights $140.0mm $136.0mm $120.1mm $122.4mm $122.2mm $1.17 $1.14 $1.01 $1.02 $1.02 3Q21 4Q21 1Q22 2Q22 3Q22 Net Earnings (1) & EPS (1) Net earnings available to common stockholders. (2) See “Non - GAAP Measurements” slides starting on page 29. Source: S&P Global Market Intelligence. Peer data is through 2Q22. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX ”. 5.01% 4.93% 4.66% 4.65% 5.12% 3.97% 3.95% 3.84% 4.01% 3Q21 4Q21 1Q22 2Q22 3Q22 Loan and Lease Yield (TE) PACW TE Avg. KRX Median

Third Quarter 2022 | PACW | p. 6 $2.3bn $2.3bn $9.3bn $10.7bn $10.0bn $9.1bn $8.2bn 2.12% 2.02% 2.17% 2.32% 2.45% 3Q21 4Q21 1Q22 2Q22 3Q22 Total Investments and Yield (3)(4) $30.6bn $35.0bn $33.2bn $34.0bn $34.2bn 0.08% 0.08% 0.07% 0.18% 0.70% 3Q21 4Q21 1Q22 2Q22 3Q22 Core and Total Deposits (5)(6) $20.5bn $22.9bn $24.4bn $26.5bn $27.7bn 1.01% 0.88% 0.81% 0.71% 0.68% 3Q21 4Q21 1Q22 2Q22 3Q22 Loans and Leases, Net of Deferred Fees (1) $279.8mm $273.6mm $272.5mm $283.8mm $284.4mm 1.38% 1.20% 1.12% 1.07% 1.03% 3Q21 4Q21 1Q22 2Q22 3Q22 Allowance for Credit Losses (2) Balance Sheet Highlights (1) Line is ALLL as % of loans and leases, excluding PPP loans (2) Line is ACL as % of loans and leases, excluding PPP loans (3) ■ AFS securities ■ HTM securities (4) Line is quarterly yield on average investment securities (5) ■ Core Deposits ■ Non - core Deposits (6) Line is quarterly cost of average total deposits

Third Quarter 2022 | PACW | p. 7 $2,406 $3,373 $2,575 $2,815 $1,758 $1,349 $1,917 $1,589 $1,872 $1,678 $1,733 $2,000 $1,449 $1,347 $978 $1,014 $845 $1,265 $1,183 $1,257 $3,755 $5,290 $4,164 $4,687 $3,436 $2,747 $2,845 $2,714 $2,530 $2,235 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 3Q21 4Q21 1Q22 2Q22 3Q22 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Net Loan Growth (3) 3Q22 3,436$ 2,235$ 1,201$ 5.92% 3Q22 26,501$ 27,660$ 1,159$ 2Q22 4,687 2,530 2,157 4.61% 2Q22 24,352 26,501 2,149 1Q22 4,164 2,714 1,450 4.31% 1Q22 22,942 24,352 1,410 4Q21 5,290 2,845 2,445 3.89% 4Q21 20,511 22,942 2,431 3Q21 3,755 2,747 1,008 4.24% 3Q21 19,506 20,511 1,005 Loan and Lease Production of $1.8 Billion in 3Q22 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 22 basis points to loan yields in 2022 and 38 basis points in 2021. (2) Net of deferred fees and costs. (3) “Net Loan Growth” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs, loan sales and loans acquired through acquisitions.

Third Quarter 2022 | PACW | p. 8 New Loan and Lease Production 3Q22 Multi - family , $350mm , 20% SBA real estate , $18mm , 1% Other asset based , $4mm , 0% Construction , $104mm , 6% Lender Finance , $96mm ,5% Home equity , $16mm , 1% CRE , $141mm , 8% Equipment Finance , $63mm , 4% Civic , $831mm , 47% Equity Funds , $25mm , 2% Venture Lending , $23mm , 1% Other commercial , $76mm , 4% $1.8 Billion 3Q22 Loan Production $11mm, Premium Finance, 1%

Third Quarter 2022 | PACW | p. 9 - $20.0mm - $6.0mm $0.0mm $10.0mm $3.0mm 3Q21 4Q21 1Q22 2Q22(3) 3Q22 Provision for Credit Losses $0.4mm $0.2mm $1.2mm ($1.3mm) $2.4mm 0.09% - 0.01% - 0.02% 0.00% 0.01% 0.01% 0.00% 0.02% - 0.02% 0.03% 3Q21 4Q21 1Q22 2Q22 3Q22 Net Charge - offs/(Recoveries) (2) Asset Quality $64.5mm $61.2mm $66.5mm $78.5mm $89.7mm $141.6mm $116.1mm $82.1mm $104.3mm $96.7mm 0.31% 0.27% 0.27% 0.30% 0.32% 0.69% 0.51% 0.34% 0.39% 0.35% 3Q21 4Q21 1Q22 2Q22 3Q22 Nonaccrual and Classified Loans and Leases (1) (1) ■ Nonaccrual ■ Classified ■ Nonaccrual as a % of total loans and lease ■ Classified as a % of total loans and lease (2) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized) (3) Excludes $1.5mm provision for HFS securities (4) ■ ALLL as % of loans and leases, excluding PPP loans ■ ACL as % of loans and leases, excluding PPP loans $279.8mm $273.6mm $272.5mm $283.8mm $284.4mm 1.38% 1.20% 1.12% 1.07% 1.03% 1.01% 0.88% 0.81% 0.71% 0.68% 3Q21 4Q21 1Q22 2Q22 3Q22 Allowance for Credit Losses (4)

Third Quarter 2022 | PACW | p. 10 Venture Banking Deposit Balances $3.8 $5.3 $6.1 $6.9 $7.1 $11.0 $13.6 $14.8 $15.3 $15.5 $14.0 $12.1 $12.2 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 10/6/2015 4Q16 4Q17 4Q18 4Q19 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 $(MM) Growth of 41 % in 2021 Growth of 55% in 2020 Note: Excludes off - balance sheet deposits at Pacific Western Asset Management; balance at 3Q22 was $1.8 billion. Balance at Acquisition Date - Robust capital markets drove increases in 2020/2021 - Lack of capital market activity and client balance sheet management drove decreases in first half of 2022

Third Quarter 2022 | PACW | p. 11 » Capital – targeting a CET1 ratio of 10% by the end of 2023 » Loan activity – expect slower loan growth in 4Q22 » Deposit activity – flat to up depending on venture banking activity » ACL ratio – generally flat depending on economic conditions/forecasts and credit quality trends » Net interest income – continues to increase modestly » Noninterest income – in line with historical averages, excluding warrants, mid $30’s on a quarterly basis » Noninterest expense – low $190’s on a quarterly basis with continuing investment in digital and innovation initiatives General Outlook Ahead

Third Quarter 2022 | PACW | p. 12 Additional Information

Third Quarter 2022 | PACW | p. 13 ($ in millions) $ Mix $ Mix $ Mix Real Estate Mortgage: Commercial RE 3,771$ 14% 3,671$ 14% 3,695$ 18% Residential RE 10,860 39% 9,879 37% 5,886 29% Total Real Estate Mortgage 14,631 53% 13,550 51% 9,581 47% RE Construction & Land: Commercial 843 3% 837 3% 992 5% Residential 3,450 12% 3,154 12% 2,660 13% Total RE Construction & Land 4,293 15% 3,991 15% 3,652 18% Total Real Estate 18,924 68% 17,541 66% 13,233 65% Commercial: Asset-based 5,155 19% 5,068 19% 3,662 18% Venture capital 2,001 7% 2,179 8% 1,633 8% Other commercial 1,115 4% 1,229 5% 1,577 7% Total Commercial 8,271 30% 8,476 32% 6,872 33% Consumer 465 2% 484 2% 406 2% Total Loans HFI (1) 27,660$ 100% 26,501$ 100% 20,511$ 100% Unfunded commitments 11,227$ 11,866$ 8,481$ 6/30/2022 9/30/20219/30/2022 Commercial RE 14% Residential RE 39% Commercial construction 3% Residential construction 12% Asset - based 19% Venture capital 7% Other commercial 4% Consumer 2% As of September 30, 2022 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Diversified Loan and Lease Portfolio



Real Estate ($18.9B)
Construction & Land, $3,759mm, 20%
Commercial RE, $2,523mm, 13%
Construction - renovation, $534mm, 3%
SBA, $621mm, 3%
Hotel, $627mm, 3%
Residential mortgage loans, $2,942mm, 16%
Investor-owned residential, $2,407mm, 13%
Multi-family, $5,511mm, 29%

($ in millions)	9/30/2022 $	9/30/2022 Mix	6/30/2022 $	6/30/2022 Mix	9/30/2021 $	9/30/2021 Mix
Real Estate:						
Multi-family	$ 5,511	29%	$ 5,062	29%	$ 4,165	31%
Construction - Res. & Coml.[1]	3,759	20%	3,442	20%	3,035	23%
Residential mortgage loans	2,942	16%	2,978	17%	1,324	10%
Commercial RE[2]	2,523	13%	2,498	14%	2,560	19%
Investor-owned residential	2,407	13%	1,839	10%	665	5%
Hotel	627	3%	551	3%	506	4%
SBA	621	3%	621	4%	628	5%
Construction - Renovation	534	3%	550	3%	350	3%
Total Real Estate	$ 18,924	100%	$ 17,541	100%	$ 13,233	100%

(1) Of which land represents $151mm, $116mm and $145mm at 9/30/22, 6/30/22 and 9/30/21.
(2) Comprised of 32% office, 20% industrial, 20% retail and 28% other at 9/30/22.



Asset-Based ($5.2B)
Other $214mm, 4%
Premium Finance $816mm, 16%
Equipment Finance $924mm, 18%
Lender Finance $3,201mm, 62%

($ in millions)	9/30/2022 $	9/30/2022 Mix	6/30/2022 $	6/30/2022 Mix	9/30/2021 $	9/30/2021 Mix
Asset-Based:						
Lender Finance	$ 3,201	62%	$ 3,181	63%	$ 2,374	65%
Equipment finance[1]	924	18%	856	17%	575	16%
Premium Finance	816	16%	781	15%	522	14%
Other	214	4%	250	5%	191	5%
Total Asset-Based	$ 5,155	100%	$ 5,068	100%	$ 3,662	100%

(1) Amount excludes equipment leased to others under operating leases which is included in Other Assets.

PacWest Bancorp

Third Quarter 2022 | PACW | p. 14

Third Quarter 2022 | PACW | p. 15 ($ in millions) $ Mix $ Mix $ Mix Venture Capital: Equity Fund Loans 1,398$ 70% 1,618$ 74% 1,114$ 68% Venture Lending 603 30% 561 26% 519 32% Total Venture Capital 2,001$ 100% 2,179$ 100% 1,633$ 100% 9/30/2022 9/30/20216/30/2022 ($ in millions) $ Mix $ Mix $ Mix Other Commercial: Secured Business Loans 384$ 35% 501$ 41% 472$ 30% Unsecured Business Loans 347 31% 325 26% 261 17% Municipal 212 19% 213 17% 254 16% Paycheck Protection Program 13 1% 33 3% 272 17% Security Monitoring 3 0% 12 1% 160 10% Other 156 14% 145 12% 158 10% Total Other Commercial 1,115$ 100% 1,229$ 100% 1,577$ 100% 9/30/2022 6/30/20216/30/2022 Paycheck Protection Program , $13mm , 1% Secured Business Loans , $384mm , 35% Security Monitoring , $3mm , 0% Unsecured Business Loans , $347mm , 31% Municipal , $212mm , 19% Other , $156mm , 14% Other Commercial ($1.1B) Equity Fund Loans , $1,398mm , 70% Venture Lending , $603mm , 30% Venture Capital ($2.0B) Diversified Loan and Lease Portfolio

Third Quarter 2022 | PACW | p. 16 California, 44% Colorado , 12% Florida , 6% Virginia , 3% Arizona , 4% New York , 10% Washington , 3% Others , 12% New Jersey , 3% Wash. DC , 3% $7.3bn (1) MF Construction Commitments Multi - Family Loans Principal Balance Amount Count 9/30/22 Tota l 9/30/22 % of Tota l $0 ~ $5mm 837 1,720mm 31% $5mm ~ $10mm 176 1,179mm 22% $10mm ~ $30mm 70 1,104mm 20% $30mm ~ $171mm 25 1,508mm 27% Total 1,108 $ 5,511mm California , 72% Colorado , 2% Florida , 6% Arizona , 2% Washington , 6% Other , 1% Nevada , 3% Oregon , 3% Texas , 5% $5.5bn (2) Multi - family Residential Portfolio By State Multi - family Residential (1) MF construction commitments have an average loan - to - cost ratio of 64% as of September 30, 2022. (2) $1.8bn, or approximately 33%, of MF portfolio is 50% risk - weighted. (3) Included in MF construction commitments are $2.0bn of commitments to build low income housing MF projects with a weighted average LTC of 72%. LTC > 70% , 18% LTC 40% - 50%, 4% LTC 50% - 60% , 31% LTC 60% - 70% , 47% MF Construction Commitments By Loan - To - Cost Range (3) Risk Rating Count 9/30/22 Tota l Pass/Watch 1,105 $ 5,494mm Special Mention 1 13mm Classified 2 4mm Total 1,108 $ 5,511mm

Third Quarter 2022 | PACW | p. 17 Multi - Family Apts, 70% Condominiums , 3% Hotel , 5% Office, 4% Industrial , 3% Retail , 1% Mixed - Use, 2% Land & Other, 4% SFR , 8% Commitments by Property Type Construction & Land Loans California , 45% Colorado , 11% Florida , 5% Virginia , 2% Arizona , 4% New York , 11% Washington , 2% Other , 14% Wash. DC , 3% New Jersey , 3% Commitments by State Commitment Amount Count 9/30/22 Commitment 9/30/22 Outstanding 9/30/22 % of Tota l Civic 1,025 $ 595mm $ 534mm 12% $0 ~ $10mm 108 423mm 234mm 6% $10mm ~ $25mm 72 1,190mm 589mm 14% $25mm ~ $50mm 71 2,670mm 1,140mm 27% $50mm ~ $100mm 51 3,541mm 1,003mm 23% $100mm ~ $181mm 16 2,022mm 793mm 18% Total 1,343 $ 10,441mm $ 4,293mm LTC 40% - 50%, 6% LTC 50% - 60%, 34% LTC 60% - 70%, 44% LTC > 70%, 16% (2) Commitments By Loan - To - Cost Range (1) Risk Rating Count 9/30/22 Tota l Pass/Watch 1,300 $ 4,259mm Special Mention 29 24mm Classified 14 10mm Total 1,343 $ 4,293mm (1) Excludes land and Civic commitments. (2) 79% of commitments with LTC > 70% are for low income housing projects.

Third Quarter 2022 | PACW | p. 18 For - rent Residential , $514mm , 62% Residential Bridge , $163mm , 20% Construction - Renovation , $137mm , 16% Multi - family , $17mm , 2% Loan Production in 3Q22 – $831 Million (1) Civic Loan Portfolio 9/30/22 6/30/22 $ % $ % For - rent residential $ 1,826mm 62% $ 1,359mm 57% Residential - bridge 447mm 15% 361mm 15% Multi - family 134mm 5% 119mm 5% Total investor - owned residential 2,407mm 1,839mm Construction - renovation 534mm 18% 550mm 23% Total Civic $ 2,941mm 100% $ 2,389mm 100% Risk Rating Count 9/30/22 Tota l Pass/Watch 8,026 $ 2,874mm Special Mention 65 39mm Classified 72 28mm Total 8,163 $ 2,941mm (1) WAC on new production, excluding fees was 6.95% Credit Quality 9/30/22 12/31/21 Accruing and 30 - 89 days past due $ 17.5mm $ 27.7mm Non - accrual $ 26.9mm $ 15.9mm YTD net charge - offs $ 1.7mm $ 87k Foreclosed Assets $ 3.0mm $ --- $481mm $480mm $559mm $847mm $831mm $1,305mm $1,562mm $1,844mm $2,389mm $2,941mm 3Q21 4Q21 1Q22 2Q22 3Q22 Loan Production & Portfolio Balance Production Ending Balance Portfolio Composition (1) (1) At June 30, 2022 average loan size is $358,000 and average LTV is approximately 71.5%.

Third Quarter 2022 | PACW | p. 19 Forecasted September 30, 2022 Forecasted Forecasted Net Interest Preliminary Net Interest Percentage Net Interest Margin NII Income Change Margin Change Interest Rate Scenario (Tax Equivalent) From Base (Tax Equivalent) From Base (In millions) Up 300 basis points 1,518.1$ 6.39% 3.87% 0.24% Up 200 basis points 1,487.6$ 4.25% 3.79% 0.16% Up 100 basis points 1,456.0$ 2.04% 3.71% 0.08% BASE CASE 1,426.9$ 0.00% 3.63% —% Down 25 basis points 1,426.1$ -0.06% 3.63% —% Down 50 basis points 1,413.1$ -0.97% 3.60% (0.03)% Down 100 basis points 1,400.5$ -1.85% 3.57% (0.06)% • Base case above is based on static balances applying forward rate curve as of 09/30/22 (which assumes 5.4 25bps rate hikes over the next 12 months) • Up/down scenarios above are based on instantaneous rate shocks • Trailing 12 months NII (TE) is $1.28 billion with a corresponding NIM of 3.45% • YTD net interest income up $164.4 million or 20% • Forecasted 12 - month deposit betas of 50% for interest - bearing deposits and 31% for total deposits • Actual YTD 2022 deposit betas were 41% for interest - bearing deposits and 26% for total deposits • Loan portfolio composition – 42% variable, 21% hybrid, 37% fixed • Variable rate loans below their floors at 9/30/22 equals $48 million • Variable rate loans by index – SOFR 39%, Prime 30%, LIBOR 23%, Other 8% Loans 61% AFS Investments 28% Cash & Cash Equivalents 11% Interest Earnings Assets 9/30/2021 Loans , 72% AFS Investments , 15% HTM Investments , 6% Cash & Cash Equivalents , 7% Interest - Earning Assets 9/30/2022 Interest Rate Sensitivity Balance Sheet Positioning Business Model Balance Sheet Positioning & Interest Rate Sensitivity $1,324mm $1,012mm $4,992mm $8,834mm 1 Year 2 Years 3 - 5 Years > 5 Years Fixed/Hybrid Years to Maturity/Repricing

Deposit Detail

($ in millions)	At or For the Quarter Ended September 30, 2022			At or For the Quarter Ended September 30, 2021		
Deposit Category	Average $	Quarter-End $	Mix	Average $	Quarter-End $	Mix
Noninterest-bearing demand	$ 13,653	$ 12,776	37%	$ 12,198	$ 12,882	42%
Interest checking	6,287	6,781	20%	7,313	7,169	24%
Money market	8,720	8,362	24%	7,681	7,463	24%
Savings	650	641	2%	620	627	2%
Total core deposits	29,310	28,560	83%	27,812	28,141	92%
Wholesale non-maturity deposits	2,557	2,367	7%	1,042	960	3%
Total non-maturity deposits	31,867	30,927	90%	28,854	29,101	95%
Retail time deposits	1,541	1,778	5%	1,279	1,263	4%
Brokered time deposits	1,459	1,491	5%	196	196	1%
Total time deposits	3,000	3,269	10%	1,475	1,459	5%
Total deposits (1)	$ 34,867	$ 34,196	100%	$ 30,329	$ 30,560	100%

Core: 83%


September 30, 2022
Interest checking
Money market
Savings deposits
Wholesale non-maturity deposits
Retail time deposits
Brokered time deposits
Noninterest-bearing demand


September 30, 2021
Interest checking
Money market
Savings deposits
Wholesale non-maturity deposits
Retail time deposits
Brokered time deposits
Noninterest-bearing demand

Core: 92%

(1) Does not include $1.8bn and $1.4bn of client investment funds held at September 30, 2022 and September 30, 2021, respectively.

PacWest Bancorp

Third Quarter 2022 | PACW | p. 20

Third Quarter 2022 | PACW | p. 21 $9.3bn $10.7bn $10.0bn $9.1bn $8.2bn 2.12% 2.02% 2.17% 2.32% 2.45% 6.2 5.9 6.9 7.7 7.6 4.8 4.8 5.7 6.2 6.1 3Q21 4Q21 1Q22 2Q22 3Q22 TE Yield, Avg. Life & Effective Duration AFS Securities HTM Secruties TE Yield Average Life (Yrs) Effective Duration (Yrs) Diversified Investment Portfolio (1) Fair value at 9/30/22 (2) Amortized cost at 9/30/22 (3) Yield is for 3Q22 Asset - backed Securities , $32mm , 1% Agency Residential MBS , $2,291mm , 39% Agency Residential CMOs , $736mm , 13% Agency Commercial MBS , $808mm , 14% Private Residential CMOs , $198mm , 3% Corporate Securities , $346mm , 6% Municipal Securities , $415mm , 7% Collateralized Loan Obligations , $354mm , 6% Other, $19mm , 0% Private Commercial MBS , $29mm , 1% U.S. Treasuries , $663mm ,10% $5.9 Billion AFS Investment Portfolio (1) 2.45% overall portfolio tax equivalent yield (3) Third Quarter Activity: ▪ Sold $440.4mm in 3 Q22 at a net gain of $86,000 ▪ AOCI decreased from a net loss of $644.8mm to a net loss of $848.2mm; No impact to regulatory capital ratios Agency Commercial MBS , $426mm , 19% Private Label Commercial MBS , $345mm , 15% Corporate Securities , $70mm , 3% Municipal Securities , $1,242mm , 55% U.S. Treasuries , $183mm , 8% $2.3 Billion HTM Investment Portfolio (2)

Third Quarter 2022 | PACW | p. 22 $16.9bn $18.0bn $18.8bn $19.1bn $22.9bn $27.7bn 2017 2018 2019 2020 2021 3Q22 Loans and Leases, Net (1) 10.91% 10.01% 9.78% 10.53% 8.86% 8.55% 10.91% 10.01% 9.78% 10.53% 9.32% 10.46% 13.75% 12.72% 12.41% 13.76% 12.69% 13.43% 2017 2018 2019 2020 2021 3Q22 Consolidated CET 1, Tier 1 & Total Capital Ratios (3)(4) $15.9bn $16.3bn $16.2bn $22.3bn $32.7bn $28.6bn $18.9bn $18.9bn $19.2bn $24.9bn $35.0bn $34.2bn 2017 2018 2019 2020 2021 3Q22 Core and Total Deposits (2) Historical Balance Sheet Trends $25.0bn $25.7bn $26.8bn $29.5bn $40.4bn $41.4bn 2017 2018 2019 2020 2021 3Q22 Total Assets (1) Net of deferred fees (2) ■ Core deposits (3) ■ CET 1 capital ratio, ■ Tier 1 capital ratio, ■ Total capital ratio (4) CET 1 ratio equaled Tier 1 ratio prior to 2021

Third Quarter 2022 | PACW | p. 23 Historical Financial Trends $18.24 $18.02 $19.77 $21.05 $21.31 $16.11 2017 2018 2019 2020 2021 3Q22(2) Tangible Book Value Per Common Share (2) Decrease due to AOCI loss of $7.60 in 2022 $2.91 $3.72 $3.90 $1.97 $5.10 $3.04 2017 2018 2019 2020 2021 YTD '22 Earnings Per Common Share (1) 15.75% 22.25% 21.49% 10.36% 24.41% 23.05% 2017 2018 2019 2020 2021 YTD '22 Return on Average Tangible Common Equity (1)(2) (1) 2020 excludes goodwill impairment of $1.47bn (2) See “Non - GAAP Measurements” slides starting on slide 29 $357.8mm $465.3mm $468.6mm $232.4mm $607.0mm $364.7mm 2017 2018 2019 2020 2021 YTD '22 Net Earnings (1) Decrease due to $339.0mm provision during COVID

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Accelerated Innovation

CLIENT-CENTRIC DIGITAL EXPERIENCE

Simplified Digital Account Opening

- Reimagined Experience Leveraging Data-driven Insights
- Electronic Signatures and Records
- Digital Forms

Modernized and Intuitive Digital Experience Across the Client Journey

- Online and Mobile Banking
- Merchant Services
- Virtual Cards
- Foreign Exchange

Streamlined API Connectivity provides Flexibility and Choice

- Accounting and ERP Platform Connectivity
- HOA Platform Connectivity Delivers Segment Depth
- Enhanced Payment Capability via Connectivity Solutions

ONBOARD | CONNECT | TRANSACT

PacWest Bancorp

Third Quarter 2022 | PACW | p. 24

Third Quarter 2022 | PACW | p. 25 Update on Our ESG Journey » Issued our second annual ESG Report on April 7, 2022 » ESG Report included the SASB disclosure matrix and the GRI content index matrix » Expanded the ESG disclosures in our 2022 Proxy Statement » Board Oversight, Executive Management ESG Committee and working groups continue to drive enhancements in our program and reporting » Comprehensive Enterprise Risk Management program with mature BSA, cybersecurity and data privacy programs » Strong corporate governance with 10 of our 12 directors independent, separate Chairman and CEO roles and all board committees chaired by independent directors » Monitoring new SEC climate risk disclosure proposal » Expect to complete a climate risk impact assessment in 2022

Third Quarter 2022 | PACW | p. 26 Product Offerings Community Banking National Lending Venture Banking • Attractive branch network with 69 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Business lending products: includes secured business, asset - based and tax - exempt loans • Real estate lending products: includes multi - family, commercial real estate and construction loans • Limited consumer loan offerings • Borrower relationships generally include a deposit relationship • Specialized suite of products for HOA industry • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multi - family , Hotel, Office, Retail, Industrial, SBA and Construction • Focus on small to middle - market businesses nationally • Expertise in niche segments (aviation lending and corporate finance) limits new competitors • Borrower relationships may include deposit accounts and treasury services • Four product offerings: Technology, Life Sciences, Fund Finance, Structured Finance • National business with offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards, international - related products and asset management services to clients • Borrower relationships almost always include a deposit relationship • Branch office in Durham, North Carolina Civic Financial Services • Four product offerings: Construction – Renovation, Residential – Bridge, For - Rent Residential, Multi - family • Lends to investors who want to renovate and “flip” property or rent property • Offices located in 11 states; make loans in 28 states and the District of Columbia • Headquartered in Redondo Beach, CA • Subsidiary of Pacific Western Bank

Third Quarter 2022 | PACW | p. 27 Durham, NC Los Angeles, CA Nationwide Lender Combined with California Branch Network Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Campbell, CA Menlo Park, CA San Francisco, CA National Lending office Venture Banking office Community Banking branch Primary offices in 14 states San Diego, CA Austin, TX

Third Quarter 2022 | PACW | p. 28 Company History of Quality Growth Below is a timeline showing the Company’s 31 acquisitions over its history along with its related growth in asset size.

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Tangible Common Equity Ratio & Tangible Book Value Per Common Share					
Stockholders' equity	$ 3,875,945	$ 3,978,403	$ 3,650,595	$ 3,999,630	$ 3,918,434
Less: Preferred stock	498,516	498,516	-	-	-
Total common equity	3,377,429	$ 3,479,887	$ 3,650,595	$ 3,999,630	$ 3,918,434
Less: Intangible assets	1,439,746	1,443,395	1,447,044	1,450,693	1,219,651
Tangible common equity	$ 1,937,683	$ 2,036,492	$ 2,203,551	$ 2,548,937	$ 2,698,783
Total assets	$ 41,404,592	$ 40,950,723	$ 39,249,639	$ 40,443,344	$ 35,885,676
Less: Intangible assets	1,439,746	1,443,395	1,447,044	1,450,693	1,219,651
Tangible assets	$ 39,964,846	$ 39,507,328	$ 37,802,595	$ 38,992,651	$ 34,666,025
Equity to assets ratio	9.36%	9.72%	9.30%	9.89%	10.92%
Tangible common equity ratio (1)	4.85%	5.15%	5.83%	6.54%	7.79%
Book value per common share	$ 28.07	$ 28.93	$ 30.52	$ 33.45	$ 32.77
Tangible book value per common share (2)	$ 16.11	$ 16.93	$ 18.42	$ 21.31	$ 22.57
Shares outstanding	120,314,023	120,288,024	119,610,766	119,584,854	119,579,566
Return on Average Tangible Common Equity					
Net earnings available to common stockholders	$ 122,224	$ 122,360	$ 120,128	$ 136,045	$ 139,996
Add: intangible amortization	3,649	3,649	3,649	3,876	2,890
Adjusted net earnings	$ 125,873	$ 126,009	$ 123,777	$ 139,921	$ 142,886
Average stockholders' equity	$ 4,011,179	$ 3,652,368	$ 3,847,481	$ 3,954,267	$ 3,916,621
Less: Average intangible assets	1,441,689	1,445,333	1,449,056	1,437,780	1,221,253
Less: Average preferred stock	498,516	137,100	-	-	-
Average tangible common equity	$ 2,070,974	$ 2,069,935	$ 2,398,425	$ 2,516,487	$ 2,695,368
Return on average equity	13.02%	13.44%	12.66%	13.65%	14.18%
Return on average tangible equity (3)	24.11%	24.42%	20.93%	22.06%	21.03%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized adjusted net earnings divided by average tangible common equity

PacWest Bancorp

Third Quarter 2022 | PACW | p. 29

Third Quarter 2022 | PACW | p. 30 ($ in thousands) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 PPNR and PPNR Return on Average Assets Net earnings 131,616$ 122,360$ 120,128$ 136,045$ 139,996$ Net interrest income 335,181$ 323,925$ 308,717$ 300,405$ 275,842$ Noninterest income 38,619 34,346 20,818 57,382 51,345 Noninterest expense (195,618) (183,645) (167,426) (176,110) (159,421) Pre-provision, pre-tax revenue ("PPNR") 178,182$ 174,626$ 162,109$ 181,677$ 167,766$ Average assets 40,841,272$ 40,031,891$ 39,883,304$ 40,358,147$ 35,871,664$ Return on average assets (1) 1.28% 1.23% 1.22% 1.34% 1.55% PPNR return on average assets (2) 1.73% 1.75% 1.65% 1.79% 1.86% (1) Annualized net earnings divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenue.

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 71.502	26	Bank OZK	OZK	$ 25.920
2	Webster Financial Corporation	WBS	$ 67.595	27	First Hawaiian Inc.	FHB	$ 25.378
3	New York Community Bancorp, Inc.	NYCB	$ 63.093	28	Fulton Financial Corporation	FULT	$ 25.253
4	Synovus Financial Corp.	SNV	$ 57.383	29	Home Bancshares, Inc.	HOMB	$ 24.253
5	Valley National Bancorp	VLY	$ 54.439	30	United Community Banks, Inc.	UCBI	$ 24.213
6	Cullen/Frost Bankers, Inc.	CFR	$ 51.785	31	Ameris Bancorp	ABCB	$ 23.687
7	Wintrust Financial Corporation	WTFC	$ 50.969	32	Bank of Hawaii Corporation	BOH	$ 23.233
8	Cadence Bank	CADE	$ 47.748	33	Eastern Bankshares, Inc.	EBC	$ 22.351
9	South State Corporation	SSB	$ 46.207	34	Pacific Premier Bancorp, Inc.	PPBI	$ 21.994
10	Old National Bancorp	ONB	$ 45.748	35	Cathay General Bancorp	CATY	$ 21.236
11	BOK Financial Corporation	BOKF	$ 45.377	36	Columbia Banking Systems, Inc.	COLB	$ 20.564
12	F.N.B. Corporation	FNB	$ 41.681	37	WSFS Financial Corporation	WSFS	$ 20.550
13	**PacWest Bancorp**	**PACW**	**$ 40.951**	38	Washington Federal, Inc.	WAFD	$ 20.159
14	Pinnacle Financial Partners, Inc.	PNFP	$ 40.121	39	Independent Bank Corp	INDB	$ 19.982
15	UMB Financial Corporation	UMBF	$ 37.508	40	Atlantic Union Bankshares	AUB	$ 19.662
16	Prosperity Bancshares, Inc.	PB	$ 37.387	41	First Bancorp	FBP	$ 19.532
17	Associated Banc-Corp	ASB	$ 37.236	42	Hope Bancorp, Inc.	HOPE	$ 18.089
18	BankUnited, Inc.	BKU	$ 36.551	43	Trustmark Corporation	TRMK	$ 16.952
19	Hancock Whitney Corporation	HWC	$ 34.638	44	CVB Financial Corp.	CVBF	$ 16.760
20	Commerce Bankshares, Inc.	CBSH	$ 33.435	45	First Financial Bancorp	FFBC	$ 16.244
21	Texas Capital Bankshares, Inc.	TCBI	$ 32.339	46	Community Bank Systems, Inc.	CBU	$ 15.488
22	First Interstate Bancsystem, Inc.	FIBK	$ 32.039	47	Provident Financial Services, Inc.	PFS	$ 13.716
23	United Bankshares, Inc.	UBSI	$ 28.778	48	First Financial Bankshares, Inc.	FFIN	$ 13.260
24	Simmons First National Corporation	SFNC	$ 27.219	49	First Commonwealth Financial Corporation	FCF	$ 9.526
25	Glacier Bancorp, Inc.	GBCI	$ 26.690	50	Brookline Bancorp, Inc.	BRKL	$ 8.514

Source: S&P Global Market Intelligence. Total assets as of June 30, 2022.
Banks in the KRX Index as of September 30, 2022.

PacWest Bancorp

Third Quarter 2022 | PACW | p. 31

Forward-Looking Statements

This communication contains certain forward-looking information about PacWest Bancorp ("PacWest") that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward-looking statements. Such statements often use words such as "anticipates," "targets," "expects," "estimates," intends," "plans," "believes," "continue" and other similar expressions or future or conditional verbs such as "will," "may," "might," "should," "would" and "could." Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the PacWest's management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from those expressed in them. The risks and impacts of the COVID-19 pandemic appear to have largely subsided, however, new variants may continue to impact key macro-economic indicators such as unemployment and GDP and may have a material impact on our business, financial position, results of operations, liquidity, and our allowance for credit losses and the related provision for credit losses. Continued deterioration in general business and economic conditions, uncertainty in U.S. fiscal monetary policy, including the interest rate policies of the Federal Reserve Board, and volatility and disruptions in credit and capital markets could adversely affect PacWest's revenues and the values of its assets, including goodwill, and liabilities, lead to a tightening of credit, and increase stock price volatility. In addition, PacWest's results could be adversely affected by changes in interest rates, inflation, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities, and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by PacWest with the U.S. Securities and Exchange Commission.

All forward-looking statements in this communication are based on information available at the time the statement is made. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PacWest Bancorp

Third Quarter 2022 | PACW | p. 32